Exhibit 99.3

SHORE BANCSHARES, INC. Virtual Special Meeting of Shareholders June 20, 2023 at 9:00 a.m. EDT This Proxy is solicited on behalf of the Board of Directors of Shore Bancshares, Inc. The undersigned hereby appoints Lloyd L. “Scott” Beatty and James A. Judge, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Shore Bancshares, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held at 9:00 a.m. EDT on June 20, 2023 and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held virtually. In order to attend the Special Meeting, you must register at www.viewproxy.com/ ShoreBancsharesSM/2023/htype.asp by 11:59 PM Eastern Time on June 17, 2023. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote during the Special Meeting are contained in the Joint Proxy Statement/Prospectus in the section entitled “Questions and Answers — How can I attend, vote and ask questions at the SHBI special meeting or the TCFC special meeting?” THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the virtual Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at http://viewproxy.com/ShoreBancsharesSM/2023

The Board of Directors recommends a vote “FOR” the following proposals: Please mark your votes like this 1. Approval of the merger of The Community Financial Corporation (“TCFC”) with and into Shore Bancshares, Inc. (“SHBI”), as contemplated by the Agreement and Plan of Merger, dated as of December 14, 2022, by and between SHBI and TCFC (the “merger agreement”), and the issuance of shares of SHBI common stock to the shareholders of TCFC, pursuant to the merger agreement (such proposal, the “SHBI merger and share issuance proposal”). A copy of the merger agreement is attached as Appendix A to the Joint Proxy Statement/Prospectus that accompanies this proxy card. FOR AGAINST ABSTAIN 2. To adjourn the special meeting of SHBI shareholders to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting of SHBI shareholders to approve the SHBI merger and share issuance proposal. FOR AGAINST ABSTAIN NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof. Date: Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) VIRTUAL CONTROL NUMBER Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a shareholder of Shore Bancshares, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. As a Registered Holder, you may vote your shares at the Special Meeting by first registering at www.viewproxy.com/ShoreBancsharesSM/2023/htype.asp using your Virtual Control Number below. Your registration must be received by 11:59 PM Eastern Time on June 17, 2023. On the day of the Special Meeting, if you have properly registered you may log in to the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to attend and vote during the Special Meeting are contained in the Joint Proxy Statement/Prospectus in the section entitled “Questions and Answers — How can I attend, vote and ask questions at the SHBI special meeting or the TCFC special meeting?” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone or when voting during the Virtual Special Meeting INTERNET Vote Your Proxy on the Internet: Go to www.aalvote.com/SHBISM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804- 9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.